COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2019
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

26.   COMMITMENTS AND CONTINGENCIES

Purchase commitments

The Group has commitments to purchase certain medical equipment of RMB660,758 and RMB622,584 (US$89,429) at December 31, 2018 and 2019, respectively, which are scheduled to be paid within following years.

Income taxes

As of December 31, 2019, the Group has recognized approximately RMB102,740 (US$14,758) as an accrual for unrecognized tax positions. The final outcome of the tax uncertainty is dependent upon various matters including tax examinations, interpretation of tax laws or expiration of status of limitation. However, due to the uncertainties associated with the status of examinations, including the protocols of finalizing audits by the relevant tax authorities, there is a high degree of uncertainty regarding the future cash outflows associated with these tax uncertainties.